Exhibit 10.2
DEAN FOODS COMPANY
RESTRICTED STOCK UNIT (“RSU”) AWARD AGREEMENT
     This AGREEMENT (this “Agreement”), effective as of the date indicated on the Notice of Grant of Award delivered herewith (the “Notice of Grant”), is made and entered into by and between Dean Foods Company, a Delaware corporation (the “Company”), and the individual named on the Notice of Grant (“you”).
WITNESSETH:
     WHEREAS, the Board of Directors of the Company has adopted and approved the Dean Foods Company Third Amended and Restated 1989 Stock Awards Plan (the “Plan”), which Plan was approved as required by the Company’s stockholders and provides for the grant of Options, Restricted Stock and other stock-based Awards to certain selected Employees and Non-Employee Directors of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Plan; and
     WHEREAS, the Awards provided for under the Plan are intended to comply with the requirements of Rule 16b-3 under the Exchange Act; and
     WHEREAS, the Committee has selected you to participate in the Plan and has awarded the restricted stock units (“RSUs”) described in this Agreement to you.
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, and as an inducement to you to continue as an employee of the Company (or its Subsidiaries), you and the Company hereby agree as follows:
     1. Grant of Award. The Company hereby grants to you and you hereby accept, subject to the terms and conditions set forth in the Plan and in this Agreement, the number of RSUs shown on the Notice of Grant, effective as of the date indicated on the Notice of Grant (the “Date of Grant”). Each RSU represents the right to receive one share of the Company’s Common Stock, subject to the terms and conditions set forth in the Plan and in this Agreement. The shares of Common Stock that are issuable upon vesting of the RSUs granted to you pursuant to this Agreement are referred to in this Agreement as “the Shares.” Subject to the provisions of Sections 2(c), 3(b) and 7 hereof, this Award of RSUs is irrevocable and is intended to conform in all respects with the Plan.
     2. Vesting.
          (a) Regular Vesting. Except as otherwise provided in the Plan or in this Section 2, your RSUs will vest ratably in three equal annual increments commencing on the first anniversary of the Date of Grant.
2005 Grant
Dairy Group and Corporate

               (b) Accelerated Vesting. In addition to the vesting provisions contained in Sections 2(a) above, your RSUs will automatically and immediately vest in full upon a Change in Control.
               (c) Forfeiture of Unvested RSUs. Notwithstanding the provisions of Sections 2(a) and 2(b) above or any provisions of the Plan to the contrary, if your employment with the Company or any Subsidiary terminates for any reason (including, without limitation, by reason of your death, permanent or total disability, Qualifying Retirement or other retirement) before all or any portion of the RSUs subject to this Award have vested, the unvested RSUs will be immediately forfeited and neither you nor your estate will have any further rights to such unvested RSUs or the Shares represented by those forfeited RSUs.
     3. Distribution of Shares.
          (a) Distribution Upon Vesting. The Company will distribute to you (or to your estate in the event that your death occurs after a vesting date but before distribution of the corresponding Shares), as soon as administratively practicable after each vesting date, the Shares of Common Stock represented by the RSUs that vested on such vesting date.
     (b) Forfeiture of Shares. Notwithstanding any provision of this Agreement or the Plan to the contrary, if you are discharged from the employment of the Company or any of its Subsidiaries for Cause (as defined below), your rights in your RSUs whether vested or unvested and your right to receive any undistributed Shares will be immediately and permanently forfeited. For purposes of this Agreement, your discharge will be deemed to be “for Cause” only if you have (i) misappropriated funds or property of the Company or any Subsidiary to your personal use, or (ii) willfully and without authorization disclosed Confidential Information (as defined below) that resulted in or could reasonably result in material harm to the Company or any Subsidiary, or (iii) been convicted of a felony, or (iv) violated the Company’s Code of Ethics. The determination of whether you have been discharged for Cause will be determined by the Board or the Committee. For purposes of this Agreement, “Confidential Information” shall mean all business records, trade secrets, know-how, customer lists or compilations, terms of customer agreements, sources of supply, pricing or cost information, financial information or personnel data and other confidential or proprietary information used and/or obtained by you in the course of your employment with the Company or any Subsidiary; provided that the term “Confidential Information” will not include information which (i) is or becomes publicly available other than as a result of a disclosure by you which is prohibited by this agreement or by any other legal, contractual or fiduciary obligation that you may owe to the Company or any Subsidiary, or (ii) is widely known within one or more of the industries in which the Company or any Subsidiary operates, or you can demonstrate was otherwise known to you prior to becoming an employee of the Company or any Subsidiary, or (iii) is or becomes available to you on a nonconfidential basis from a source (other than the Company or any Subsidiary, including any employee thereof) that is not prohibited from disclosing such information to you by a legal, contractual or fiduciary obligation to the Company or any Subsidiary.
2005 Grant
Dairy Group and Corporate

          (c) Compliance With Law. The Company shall not be obligated to issue your Shares upon the vesting of any RSU or otherwise unless the issuance and delivery of such Shares complies with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws and the requirements of any stock exchange upon which shares of the Company’s Common Stock may then be listed. As a condition to the distribution of your Shares, the Company may require you to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal or state securities laws. The Company shall not be liable for refusing to issue your Shares if the Company cannot obtain authority from the appropriate regulatory bodies deemed by the Company to be necessary to lawfully distribute your Shares. In addition, the Company shall have no obligation to you, express or implied, to list, register or otherwise qualify any of your Shares of Common Stock.
     4. Shareholder Rights. Except as set forth in the Plan, neither you nor any person claiming under or through you shall be, or have any of the rights or privileges of, a stockholder of the Company in respect of the Shares issuable pursuant to this Award unless and until your Shares shall have been issued.
     5. Tax Withholding. Any provision of this Agreement to the contrary notwithstanding, the Company may take such steps as it deems necessary or desirable for the withholding of any taxes that it is required by law or regulation of any governmental authority, federal, state or local, domestic or foreign, to withhold in connection with vesting of any RSU or issuance of any of the Shares subject thereto.
     6. Transfer of RSUs. The RSUs granted herein are not transferable except in accordance with the provisions of the Plan.
     7. Covenant Not to Compete or Solicit. In consideration of this Award, you hereby agree that, during the term of your employment with the Company or any Subsidiary and for a period of two years thereafter, you will not, directly or indirectly, individually or on behalf of any person or entity other than the Company or any of its Subsidiaries:
          (a) Become associated with (as defined below) any company or business (other than the Company or any Subsidiary) engaged primarily in the manufacture, distribution, sale or marketing of any of the Relevant Products (as defined below) in any geographical area in which the Company or any of its Subsidiaries operates;
          (b) Approach, consult, solicit business from, or contact or otherwise communicate, directly or indirectly, in any way with any Customer (as defined below) in an attempt to (1) divert business from, or interfere with any business relationship of the Company or any of its Subsidiaries, or (2) convince any Customer to change or alter any of such Customer’s existing or prospective contractual terms and conditions with the Company or any Subsidiary; or
          (c) Solicit, induce, recruit or encourage, either directly or indirectly, any employee of the Company or any Subsidiary to leave his or her employment with the Company
2005 Grant
Dairy Group and Corporate

or any Subsidiary or employ or offer to employ any employee of the Company or any Subsidiary. For the purposes of this section, an employee of the Company or any Subsidiary shall be deemed to be an employee of the Company or any Subsidiary while employed by the Company and for a period of 60 days thereafter.
     For purposes of this Agreement, the following terms shall have the meanings indicated:
     “associated with” means to become involved or act as an owner, partner, stockholder, investor, joint venturer, lender, director, manager, officer, employee, consultant, independent contractor, representative or agent.
     “Customer” means all persons or entities who purchased any Relevant Product from the Company or any Subsidiary during the term of your employment with the Company or any Subsidiary.
     “Relevant Product(s)” means (i) milk and milk-based beverages, (ii) creams and creamers, (iii) ice cream and ice cream novelties, (iv) ice cream mix, and (v) cultured dairy products.
     Notwithstanding the foregoing, (1) the restrictions of this Section 7 shall terminate immediately if your employment with the Company or any Subsidiary is involuntarily terminated by the Company or such Subsidiary without Cause (as defined in Section 3(c) hereof), and (2) you are not prohibited from owning, either of record or beneficially, not more than five percent (5%) of the shares or other equity of any publicly traded company. Your obligation under this Section 7 shall survive the vesting or forfeiture of your RSUs and/or the distribution or forfeiture of the underlying Shares. The provisions of this Section 7 are not intended to override, supercede, reduce, modify or affect in any manner any other non-competition or non-solicitation agreement between you and the Company or any Subsidiary. Any such covenant or agreement shall remain in full force and effect in accordance with its terms. Any breach of any provision of this Section 7 will result in immediate and complete forfeiture of your unvested RSUs and your undistributed Shares. In addition, you hereby agree that if you violate any provision of this Section 7, you will return to the Company any Shares that were previously issued to you or, if you no longer own the Shares, an amount in cash equal to the fair market value of any such Shares on the date they were issued to you. In addition, the Company will be entitled to injunctive and other relief to prevent or enjoin any violation of the provisions of this Agreement.
     You acknowledge that you have given careful consideration to the restraints imposed by this Agreement, and you fully agree that they are necessary for the reasonable and proper protection of the business of the Company and its Subsidiaries. You agree that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period, and geographical area. Except as expressly set forth herein, the restraints imposed by this Agreement shall continue during their full time periods and throughout the geographical area set forth in this Agreement.
2005 Grant
Dairy Group and Corporate

     If you have violated any provision of this Section 7 and any of the provisions of subsections (a), (b) or (c) of this Section 7 are deemed to be unenforceable, then (1) your unvested RSUs and undistributed Shares shall be forfeited and (2) you hereby agree that you will return to the Company any Shares that were previously issued to you or, if you no longer own the Shares, an amount in cash equal to the fair market value of any such Shares on the date they were issued to you. In addition, if any of the restrictions of this Section 7 are deemed unenforceable as written, the parties expressly authorize the court to revise, delete, or add to the restrictions contained in this Section 7 to the extent necessary to enforce the intent of the parties and to provide the goodwill, confidential information, and other business interests of the Company and its Subsidiaries with effective protection.
     8. Plan Incorporated. You accept the RSUs hereby granted subject to all the provisions of the Plan, which, except as expressly contradicted by the terms hereof, are incorporated into this Agreement, including the provisions that authorize the Committee to administer and interpret the Plan and which provide that the Committee’s decisions, determinations and interpretations with respect to the Plan are final and conclusive on all persons affected thereby.
     9. Miscellaneous.
          (a) No Guaranteed Employment. Nothing contained in this Agreement shall affect the right of the Company to terminate your employment at any time, with or without Cause, or shall be deemed to create any rights to employment on your part. The rights and obligations arising under this Agreement are not intended to and do not affect the employment relationship that otherwise exists between the Company and you, whether such employment relationship is at will or defined by an employment contract. Moreover, this Agreement is not intended to and does not amend any existing employment contract between the Company and you. To the extent there is a conflict between this Agreement and such an employment contract, the employment contract shall govern and take priority.
          (b) Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company at its principal executive offices, and any notice to be given to you shall be addressed to you at the address set forth on the attached Notice of Grant, or at such other address for a party as such party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if mailed, postage prepaid, addressed as aforesaid.
          (c) Binding Agreement. Subject to the limitations in this Agreement on the transferability by you of the Award granted herein, this Agreement shall be binding upon and inure to the benefit of the representatives, executors, successors or beneficiaries of the parties hereto.
          (d) Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware and the United States, as applicable, without reference to the conflict of laws provisions thereof.
2005 Grant
Dairy Group and Corporate

          (e) Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.
          (f) Interpretation. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.
          (g) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.
          (h) No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.
          (i) Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.
          (j) Relief. In addition to all other rights or remedies available at law or in equity, the Company shall be entitled to injunctive and other equitable relief to prevent or enjoin any violation of the provisions of this Agreement.
END OF AGREEMENT
2005 Grant
Dairy Group and Corporate